RULE 497 DOCUMENT

These materials provide, in interactive data format using the eXtensible Business Reporting Language, information relating to the Prosectuses dated July 29, 2016 for the Registrants Victory Portfolios: Victory RS Focused Growth Opportunity Fund, Victory RS Large Cap Alpha Fund, Victory RS Partners Fund, Victory RS Value Fund, Victory RS Global Fund, Victory RS International Fund, Victory Sophus China Fund (formerly Victory RS China Fund), Victory Sophus Emerging Markets Fund (formerly Victory RS Emerging Markets Fund), Victory Sophus Emerging Markets Small Cap Fund (formerly Victory RS Emerging Markets Small Cap Fund), Victory Global Natural Resources Fund, Victory INCORE Investment Quality Bond Fund, Victory RS Focused Opportunity Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, Victory Strategic Income Fund, Victory RS Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Small Cap Equity Fund, Victory RS Small Cap Growth Fund, Victory RS Science and Technology Fund, and Victory RS Investors Fund that was filed with the with the Securities and Exchange Commission pursuant to Rule 497(c) under the Securities Act of 1933, as amended, on July 29, 2016 (Accession No. 0001104659-16-135383).

EXHIBIT INDEX

Exhibit No.	Description

101. INS	XBRL Instance Document

101. CAL	XBRL Taxonomy Extension Calculation Linkbase

101. SCH	XBRL Taxonomy Extension Schema Document

101. DEF	XBRL Taxonomy Extension Definition Linkbase

101. LAB	XBRL Taxonomy Extension Label Linkbase

101. PRE	XBRL Taxonomy Extension Presentation Linkbase